UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2022

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CLEARFIELD, INC.

(Exact name of registrant as specified in its charter)

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Minnesota	000-16106	41-1347235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Winnetka Avenue North, Suite 100

Brooklyn Park, Minnesota 55428

(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1, 3, 4, and 6 through 8 are not applicable and therefore omitted.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 26, 2022, Clearfield, Inc. (the “Company”) and its wholly-owned subsidiary, Clearfield Finland Oy (“Buyer”) completed the transactions contemplated by that certain Share Sale and Purchase Agreement dated May 17, 2022 (the “Purchase Agreement”) by and among the Company, Buyer and Nestor Cables Oy (“Nestor Cables”), a Finnish company engaged in the development and manufacturing of fiber optic cable solutions in Northern Europe. At the closing, Buyer acquired all of the issued and outstanding shares of Nestor Cables and Nestor Cables became a wholly-owned subsidiary of Buyer. At the closing, Buyer paid approximately $15.7 million in the aggregate to the sellers for their Nestor Cables shares, to creditors for repayment of capital loans made to Nestor Cables, and repayment of Nestor Cables indebtedness. To fund payment of the purchase price and fees at closing, the Company drew $16.7 million under its revolving line of credit with Bremer Bank, National Association.

On July 27, 2022, the Company issued a press release regarding the closing of the Nestor Cables acquisition, which is attached as Exhibit 99.1 to this Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2022, the Company issued a press release announcing the results of its third quarter of fiscal 2022 ended June 30, 2022. A copy of that press release is furnished hereto as Exhibit 99.2 and is hereby incorporated by reference. Also furnished hereto as Exhibit 99.3 is the slide presentation that is part of the Company’s “FieldReport” to be used by Cheryl Beranek, the Company’s President and Chief Executive Officer, and Daniel Herzog, the Company’s Chief Financial Officer, during the live webcast and telephone conference relating to the third quarter ended June 30, 2022 results held on July 28, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information as set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Clearfield, Inc. issued on July 27, 2022.
99.2	Press release of Clearfield, Inc. issued on July 28, 2022.
99.3	Presentation of Clearfield, Inc. for July 28, 2022 live webcast and telephone conference.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Date: July 28, 2022	By:	/s/ Daniel Herzog
Daniel Herzog
Chief Financial Officer